Exhibit 10.38
PLACEMENT AGENT AGREEMENT
October 3, 2007
SMITH HAYES FINANCIAL SERVICES CORPORATION
LINCOLN, NEBRASKA 68508
Ladies/Gentlemen:
1. General. Amaizing Energy Holding company, LLC, an Iowa limited liability company (the “Company”), proposes to offer for cash (the “Offering”) a minimum of $40,000,000 up to a maximum of $120,000,000 of its limited liability company membership units (the “Units”). This Agreement shall become effective at the time the Company’s S-1 registration statement on file with the Securities and Exchange Commission is declared effective by the Securities and Exchange Commission (the “Effective Date”).
Capitalized terms used herein without definition shall have their respective meanings set forth in or pursuant to the Registration Statement (as defined herein), notwithstanding that such terms as used herein are not capitalized in the Registration Statement.
2. Appointment as Agent. By this Placement Agent Agreement (the “Agreement”), the Company hereby engages and appoints you as a non-exclusive retail Placement Agent (the “Placement Agent”) for the Offering and authorizes you act as such in connection with the Offering.
(a) Subject to the terms and conditions stated herein, the Company hereby agrees that the Units to be issued in the Offering will be sold by the Company through certain of its officers and directors, through you to non institutional retail investors under the terms and conditions of this Agreement and through William Blair & Company to institutional investors, pursuant to the Placement Agency Agreement to be executed by and between the Company and William Blair & Company all as described in the Prospectus and Registration Statement.
(b) The Company shall not sell or approve the solicitation of offers for the purchase of Units in excess of the amount which shall be authorized by the Company or in excess of the aggregate offering price of the Units registered pursuant to the Registration Statement.
3. Registration Statement, Prospectus and Offering Materials. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), and applicable rules and regulations (the “Rules and Regulations”) of the Commission under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a registration statement on Form S-1 (File No. 333-142792), including a prospectus, subject to completion, covering the registration of the offer and sale of the Units in the Offering, (such Units may also be referred to herein as the “Securities”). The term “Registration Statement” as used in this Agreement shall mean such registration statement, including the financial statements, exhibits and schedules thereto, in the form in which such registration statement originally becomes effective, including the information deemed to be a part thereof at the date and time of such effectiveness pursuant to Rule 430A under the Securities Act, and, in the event of any post-effective amendment thereto or the filing of any abbreviated registration statement pursuant to Rule 462(b) of the Rules and Regulations relating thereto after the original effective date of such registration statement, shall also mean (from and after the effectiveness of such post-effective amendment or the filing of such abbreviated registration statement) such registration statement as so amended, together with any such abbreviated registration statement. The term “Prospectus” as used in this Agreement shall mean the final prospectus included in the Registration Statement. Notwithstanding the foregoing, if any revised or supplemented Prospectus shall be provided to you by the Company for use in connection with the Offering that differs from the Prospectus referred to in the immediately preceding sentence (whether or not such revised or supplemented Prospectus is required to be filed with the Commission pursuant to the Rules and Regulations), the term “Prospectus” shall refer to each such revised or supplemented Prospectus from and after the time it is first provided to you for such use. The term “Preliminary Prospectus” means each prospectus, subject to completion, included in the Registration Statement at or prior to effectiveness of the Registration Statement used in connection with the Offering.

All references in this Agreement to the Registration Statement, a Preliminary Prospectus, the Prospectus or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”) and shall also be deemed to refer to and include the documents incorporated or deemed to be incorporated by reference therein pursuant to the Securities Act and the Rules and Regulations, in each case not modified or superseded pursuant to Rule 412 under the Securities Act. All references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include (a) the filing of any document under the Exchange Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be, and (b) in each case, the filing of any prospectus supplement pursuant to Rule 424(b) under the Securities Act.
4. Use of the Prospectus and Registration Statement. The Company authorizes the Placement Agent to use the Prospectus and Registration Statement in connection with the Offering for such period of time as any such materials are required by law to be delivered in connection therewith.
5. Withdrawal. In the event that the Company: (i) uses or permits the use of, or files with the Commission or any other governmental or regulatory entity or agency (an “Other Agency”), including the Financial Industry Regulatory Authority. (the “FINRA”), or any amendment or supplement to the Registration Statement or the Prospectus, and such document (a) has not been submitted to you previously for your and your counsel’s comments or (b) has been so submitted, and you or your counsel have made comments which have not been reflected in a manner reasonably satisfactory to you or your counsel; (ii) breaches, in any material respect, any of its representations, warranties, agreements or covenants herein; or (iii) amends or revises the Offering in a manner not reasonably acceptable to you, then you shall be entitled to withdraw as Placement Agent in connection with the Offering without any liability or penalty to you and without loss of any right to indemnification or contribution provided in Section 11 or to the payment of all fees and expenses payable under Sections 6 and 7 below which have accrued to the date of such withdrawal.
6. Selling Commission. The selling commission for the Offering paid to You will be paid in cash on the date when the Offering is consummated (the “Closing Date”). The selling commission will be based on the certain gross proceeds raised in the Offering as follows: 2.0% of the gross proceeds identified as a direct result of the sales efforts of Smith Hayes and finally accepted by the Company. Notwithstanding the foregoing, Smith Hayes shall not receive a selling commission based upon gross proceeds for which William Blair & Company receives a selling commission or from any of the potential investors listed on Schedule A of this Agreement (the “Schedule A Investors”). Accordingly, gross proceeds for the purpose of computing selling commissions to Smith Hayes will exclude institutional equity raised by William Blair & Company pursuant to its agreement to render certain investment banking services on behalf of the Company for the purpose of raising equity from institutional investors contemplated in the Placement Agency Agreement to be executed by the Company and William Blair & Company.
7. Expenses. The Company agrees that it will pay all costs and expenses incident to the performance of the obligations hereunder whether or not any Units are offered or sold pursuant to the Offering, including, without limitation (i) all costs and expenses incurred by dealers and brokers (including yourself), commercial banks, trust companies and nominees for their customary mailing and handling expenses incurred in forwarding the Prospectus to their customers, (ii) the filing fees and expenses, if any, incurred with respect to any filing with the FINRA, (iii) all costs and expenses incident to the preparation, issuance, execution and delivery of the Units, (iv) all filing fees and costs and expenses incident to the preparation, printing and filing under the Securities Act of the Registration Statement and the Prospectus (including, without limitation, in each case all exhibits, amendments and supplements thereto), and (v) all costs and expenses incurred in connection with the printing (including word processing and duplication costs) and delivery of the Prospectus and Registration Statement (including, without limitation, any preliminary and supplemental blue sky memoranda) including, without limitation, mailing and shipping, (vi) all advertising expenses related to the Offering, (vii) all fees and expenses incurred in marketing the Offering, including but not limited to road show presentations, if any, and (viii) the fees and disbursements of the Company’s legal counsel, its auditors, bank and escrow agent. In addition, the Company agrees to reimburse the reasonable out-of-pocket expenses of the Placement Agent in connection with the Offering, including, without limitation, the legal fees and expenses of your legal counsel Cline Williams Wright Johnson & Oldfather, LLP and or any other advisors you may reasonably engage to advise you in connection with the Offering, whether or not the Offering is consummated, except that such legal fees and expenses shall not exceed $35,000 in the aggregate.
8. Representations, Warranties and Agreements of the Company. The Company represents and warrants to you, and agrees with you, that:
(a) The Registration Statement, including each Preliminary Prospectus and the Prospectus, has been prepared by the Company in conformity with the requirements of the Securities Act and the Rules and Regulations thereunder and has been filed with the Commission; such amendments to such Registration Statement, and each Preliminary Prospectus and Prospectus and such abbreviated registration statements pursuant to Rule 462(b) of the Rules and Regulations as may have been required prior to the date hereof have been similarly prepared and filed with the Commission; and the Company will file such additional amendments to such Registration Statement, Preliminary Prospectuses and Prospectus and such abbreviated registration statements as may hereafter be required. Copies of such Registration Statement, Preliminary Prospectuses and Prospectus, including all amendments thereto, and of any abbreviated registration statement pursuant to Rule 462(b) of the Rules and Regulations have been or, if filed after the Commencement Date, will be, delivered to you and your counsel;
(b) The Registration Statement, including a Preliminary Prospectus, has been filed with the Commission and will become effective within a reasonable period of time following execution of this Agreement; and the Commission has not issued or to the Company’s knowledge threatened to issue any order refusing or suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or Prospectus or instituted or to the Company’s knowledge threatened to institute proceedings for that purpose. The Registration Statement, each Preliminary Prospectus and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act, the Exchange Act and the applicable Rules and Regulations of the Commission thereunder;
(c) At the respective times the Registration Statement (or any post effective amendment thereto, including a registration statement (if any) filed pursuant to Rule 462(b) of the Rules and Regulations increasing the size of the offering registered under the Act) is or was declared effective by the Commission, and at the Closing Date, (i) the Registration Statement (as so amended and/or supplemented) conformed or will conform in all material respects to the requirements of the Act and the Rules and Regulations, and (ii) the Registration Statement (as so amended and/or supplemented) did not or will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; except that the foregoing shall not apply to statements in or omissions from any such document in reliance upon, and in conformity with, written information furnished to the Company by you, specifically for use in the preparation thereof;
(d) None of any Preliminary Prospectus or the Prospectus, or any amendments or supplements thereto, at the time they were or are issued, contained or will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were or are made, not misleading; except that the foregoing shall not apply to statements in or omissions from any such document in reliance upon, and in conformity with, written information furnished to the Company by you, specifically for use in the preparation thereof. Each Preliminary Prospectus, the Prospectus and any amendment or supplement thereto conformed or will conform in all material respects to the requirements of the Securities Act, the Exchange Act and the Rules and Regulations, and each Preliminary Prospectus and the Prospectus delivered to you for use in connection with the Offering was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T;
(e) As of the Applicable Time, neither (A) the Issuer-Represented General Free Writing Prospectus(es), if any issued at or prior to the Applicable Time, the Statutory Prospectus, nor (B) any individual Issuer-Represented Limited-Use Free Writing Prospectus included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Prospectus included in the Registration Statement or any Issuer-Represented Free Writing Prospectus based upon and in conformity with written information furnished to the Company by you specifically for use therein.
As used in this paragraph and elsewhere in this Agreement:

“Applicable Time” means the date that the offering is commenced after the Registration Statement is declared effective by the SEC.
“Statutory Prospectus” as of any time means the prospectus that is included in the Registration Statement immediately prior to that time.
“Issuer-Represented Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, relating to the Securities that (A) is required to be filed with the Commission by the
Company, or (B) is exempt from filing pursuant to Rule 433(d)(5)(i) under the Securities Act because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act.
“Issuer-Represented General Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is intended for general distribution to prospective investors.
“Issuer-Represented Limited-Use Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is not an Issuer-Represented General Free Writing Prospectus;
(f) (i) Each Issuer-Represented Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the issuer notified or notifies the Placement Agent as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement. If at any time following issuance of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances, not misleading, the Company has notified or will notify promptly the Placement Agent so that any use of such Issuer-Represented Free-Writing Prospectus may cease until it is amended or supplemented. The foregoing two sentences do not apply to statements in or omissions from any Issuer-Represented Free Writing Prospectus based upon and in conformity with written information furnished to the Company by you specifically for use therein; (ii) (1) At the time of filing the Registration Statement, (2) at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Securities and (3) at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act nor an “excluded issuer” as defined in Rule 164 under the Securities Act; and (iii) Each Issuer-Represented Free Writing Prospectus satisfied all other conditions to use thereof as set forth in Rules 164 and 433 under the Securities Act;
(g) Except as contemplated in the Registration Statement, and the Prospectus neither the Company nor any of its Subsidiaries (as defined below) has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its share capital; and there has not been any change in the share capital (other than a change in the number of issued and outstanding Units due to the issuance of Units upon the exercise of options or warrants disclosed as outstanding in the and the grant of options under existing option plans), or any material change in the short term or long term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the share capital, of the Company or any of its subsidiaries, or any material adverse change in the financial condition, business, prospects, property, operations or results of operations of the Company and its subsidiaries, taken as a whole (“Material Adverse Change”) or any development involving a prospective Material Adverse Change;
(h) All of the issued and outstanding shares of Units of the Company have been duly authorized and validly issued and are fully paid and non-assessable, and have been issued in compliance with all U.S. federal and state securities laws, and no such issuance constituted a violation by the Company of any preemptive right, resale right, right of first refusal or similar right imposed by any applicable law, rule or regulation, the articles of organization, by-laws or other organizational documents of the Company or any of the Subsidiaries or any agreement, commitment or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is or may be bound;

(i) The Company has been duly organized and is validly existing as a limited liability company under the laws of the jurisdiction of its organization, with full power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, and Prospectus; the Company is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing would not, individually or in the aggregate, have a material adverse effect upon the business, prospects, properties, operations, financial condition or results of operations of the Company and its subsidiaries, taken as a whole (“Material Adverse Effect”);
(j) The Company has no subsidiaries (as defined in the Securities Act) other than those described in the Registration Statement and Prospectus (collectively, the “Subsidiaries”); the Company owns all of the issued and outstanding share capital or other equity interests of each of the Subsidiaries; other than the share capital or other equity interests of the Subsidiaries and except as disclosed in the Registration Statement, and Prospectus, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity (other than equity interests held by the Company with an aggregate book value of less than US$500,000); complete and correct copies of the articles of organization or by-laws or other organizational documents of the Company and the Subsidiaries and all amendments thereto have been made available to you, no changes therein will be made subsequent to the date hereof and prior to the Closing Date; each Subsidiary has been duly organized and is validly existing as an entity in good standing under the laws of the jurisdiction of its organization, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, and Prospectus; each Subsidiary is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not individually or in the aggregate, have a Material Adverse Effect; all of the outstanding shares or other equity interests of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company subject to no security interest, other encumbrance or adverse claims, except as would not, individually or in the aggregate, have a Material Adverse Effect, and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares or other equity interests in the Subsidiaries are outstanding;
(k) The Company has full legal right, power and authority to enter into and perform its obligations under this Agreement, its organization documents and the Units;
(l) The Units to be issued pursuant to the Offering have been duly and validly authorized, and when issued and delivered in accordance with the terms of the Offering, will be valid and binding obligations of the Company enforceable in accordance with their terms, except as the enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity). The Units will conform in all material respects to the description thereof contained in the Registration Statement, and Prospectus;
(m) The authorized and outstanding capital of the Company is as set forth in the Prospectus (except for subsequent issuances, if any, pursuant to employee benefit plans described in the Prospectus) and conforms in all material respects to the description thereof contained in the Registration Statement, and Prospectus, the certificates for the Units, if certificated, are in due and proper form, and the holders of the Units will not be subject to personal liability for assessments for the indebtedness or obligations of the Company or otherwise solely by reason of being such holders. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its Subsidiaries other than those described in the Registration Statement, and Prospectus;
(n) This Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding instrument of the Company, enforceable against it in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity);
(o) Neither the Company nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) its respective articles of organization or by-laws or other organizational documents, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their properties may be bound or affected except, in the case of clause (B), to the extent that any such breach, violation or default would not, individually or, in the aggregate, have a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the issuance and sale of the Units and the Shares upon conversion of the Units and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) (X) the articles of organization or by-laws or other organizational documents of the Company or any of the Subsidiaries, or (Y) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (Z) any U.S. federal, state, provincial, territorial, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries except, in the case of clause (Y) and (Z), to the extent that any such conflict, breach, violation or default would not, individually or in the aggregate, have a Material Adverse Effect;
(p) No approval, authorization, consent or order of or filing with any U.S. federal, state, provincial, territorial, local or foreign governmental or regulatory commission, board, body, authority or agency or any sub-division thereof is required in connection with the issuance and sale of the Units or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, other than (i) as may be required under state securities or blue sky laws in connection with the Offering, (ii) under the rules and regulations of the FINRA or (iii) which has otherwise been, or will be, granted or obtained prior to the Closing Date;
(q) Each of the Company and the Subsidiaries has all licenses, authorizations, consents and approvals and has made all filings required under any U.S. federal, state, provincial, territorial, local or foreign law, regulation or rule, and has obtained all authorizations, consents and approvals, from other persons, in order to conduct its respective business, except where the failure to have such licenses, authorizations, consents and approvals, to make such filings or to obtain such authorizations, consents and approvals would not, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of any such license, authorization, consent or approval or any U.S. federal, state, provincial, territorial, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;
(r) All legal or governmental proceedings, statutes, rules, regulations, affiliate transactions, off-balance sheet transactions, contracts, licenses, agreements, leases or documents of a character required to be described in the Registration Statement, and Prospectus or required to be filed as an exhibit thereto, have been so described or filed as required;
(s) Except as disclosed in the Registration Statement, and Prospectus, there are no actions, suits, claims, investigations of which the Company has knowledge, or proceedings pending or, to the Company’s knowledge, threatened or contemplated to which the Company or any of the Subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any U.S. federal, state, provincial, territorial, local or foreign governmental or regulatory commission, board, body, authority or agency or any subdivision thereof, except any such action, suit, claim, investigation or proceeding which would not result in a judgment, decree or order having, individually or in the aggregate, a Material Adverse Effect;
(t) The financial statements contained in the Registration Statement, or Prospectus, together with the related notes and schedules (if any), present fairly in all material respects the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and the Subsidiaries for the periods specified (in the case of the unaudited interim financial statements, subject to normal year-end adjustments) and have been prepared in compliance with the requirements of the Securities Act and, in the case of the audited financial statements included in such documents, in conformity with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved; all disclosures regarding Non-GAAP Financial Measures (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K; the other financial and statistical data set forth in the Registration Statement, and Prospectus are accurately presented in all material respects and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included in any documents incorporated by reference in the Registration Statement, or Prospectus that are not included as required; and the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Registration Statement, and Prospectus or in the documents incorporated by reference therein;
(u) The Company is not and, after giving effect to the offering and sale of the Units, will not be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”);
(v) Except as disclosed in the Registration Statement, and the Prospectus, the Company and each of the Subsidiaries has good and marketable title to all property (real and personal) described in the Registration Statement, and Prospectus as being owned by each of them, free and clear of all liens, claims, security interests or other encumbrances, subject only to such exceptions as are not material and do not interfere with the use made and proposed to be made of such property by the Company; all the property described in the Registration Statement, and Prospectus as being held under lease by the Company or a Subsidiary is held thereby under valid, subsisting and enforceable leases, subject only to such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company;
(w) To the Company’s knowledge, except as would not individually or in the aggregate, have a Material Adverse Effect and other than as disclosed in the Registration Statement, and Prospectus, (i) the Company, by ownership, license or covenant not to sue, has the right to use all patents, patent applications, trademarks, trademark applications, service marks, trade names and copyrights (together, the “Intellectual Property Rights”) which are necessary for use in connection with its business as presently conducted and as proposed to be conducted; (ii) there is no existing infringement by another party of any of the Intellectual Property Rights which are necessary for use in connection with the Company’s business as presently conducted; (iii) there is no pending or threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to, or the validity or enforceability of, the Intellectual Property Rights of the Company, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iv) there is no pending or threatened action, suit, proceeding or claim by others that the business of the Company as described in the Registration Statement, and Prospectus infringes or otherwise violates, or that the commercialization of any of the products under development by the Company would infringe or otherwise violate, any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and (v) all of the Intellectual Property Rights under the control of the Company were filed and are being or were prosecuted in accordance with the applicable rules and regulations relating thereto;
(x) Neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge after due inquiry, threatened against the Company or any of the Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or threatened (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge after due inquiry, threatened against the Company or any of the Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries, and (ii) to the Company’s knowledge after due inquiry, (A) no union organizing activities are currently taking place concerning the employees of the Company or any of the Subsidiaries and (B) there has been no violation of any U.S. federal, state, provincial, territorial, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 (“ERISA”) or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Subsidiaries;
(y) The Company and the Subsidiaries and their properties, assets and operations are in compliance with, and hold all permits, authorizations and approvals required under Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; there are no past or present events, conditions, activities or practices that would reasonably be expected to give rise to any costs or liabilities to the Company or the Subsidiaries under, or to prevent compliance by the Company or the Subsidiaries with, applicable Environmental Laws, except as would not, individually or in the aggregate, have a Material Adverse Effect; to the Company’s knowledge, there are no reasonably anticipated future plans of the Company or the Subsidiaries that would reasonably be expected to give rise to any capital expenditures under applicable Environmental Laws, except as would not, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor any of the Subsidiaries (i) to the Company’s knowledge, is the subject of any investigation, (ii) has received any written notice or claim, (iii) is a party to or, to the Company’s knowledge, affected by any pending or threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any law, statute, ordinance, rule, regulation, order, decree, judgment or injunction, or common law, relating to pollution or the protection, cleanup or restoration of the environment or natural resources, or public health (to the extent relating to the environment or exposure to Hazardous Materials) including those relating to the distribution, processing, generation, treatment storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or can give rise to liability under any Environmental Law);
(z) All tax returns required to be filed by the Company and each of the Subsidiaries have been filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided as required by U.S. generally accepted accounting principles;
(aa) The Company and each of the Subsidiaries maintains insurance covering its properties, operations, personnel and businesses as the Company deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their businesses; all such insurance is fully in force on the date hereof and will be fully in force at the Closing Date. The Company has no reason to believe that it or any Subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted at a cost that would not result in a Material Adverse Change. Neither the Company nor any Subsidiary has been denied any insurance coverage which it has sought or for which it has applied;
(bb) Neither the Company nor any of the Subsidiaries has sustained since the date of the last audited financial statements included in the Registration Statement, and Prospectus any loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, except as would not, individually or in the aggregate, have a Material Adverse Effect;
(cc) Except as disclosed in the Registration Statement, and Prospectus, the Company has not sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in, or filed as an exhibit to, the Registration Statement, and Prospectus, and no such termination or non-

renewal has been threatened by the Company or, to the Company’s knowledge, any other party to any such contract or agreement;
(dd) The Company and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;
(ee) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 and 15d-14 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s auditors’ and the Audit Committee of the Board of Directors have been advised of: (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; any material weaknesses in internal controls have been identified for the Company’s auditors; and since the date of the most recent evaluation of such disclosure controls and procedures, there, have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in any such certification are complete and correct; the Company is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act;
(ff) [reserved];
(gg) Any statistical and market related data included in the Registration Statement, and Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;
(hh) Neither the Company nor any of the Subsidiaries nor, to the Company’s knowledge after due inquiry, any employee or agent of the Company or the Subsidiaries has made any payment of funds of the Company or the Subsidiaries or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in any document incorporated by reference in the Registration Statement, or Prospectus;
(ii) Neither the Company nor any of the Subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, and will not take, directly or indirectly, any action resulting in a violation of Rule 102 of Regulation M promulgated under the Exchange Act or designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Units;
(jj) Except as disclosed in the Registration Statement, or Prospectus, no Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company;
(kk)[reserved]
(11) The Company has not distributed and will not distribute prior to the later of (i) the Closing Date, any prospectus or other offering material other than any Preliminary Prospectus, the Prospectus, or other materials permitted by the Securities Act to be distributed by the Company;
(mm) There are no documentary stamp or other issuance or transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement, or the issuance and sale by the Company of the Units. The Company has not paid or agreed to pay any person any compensation for soliciting another to purchase any Units except William Blair & Company;
(nn) Except as disclosed in the Prospectus, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act; and
(oo) The conditions for use of Form S-1, set forth in the General Instructions thereto, have been satisfied.
9. Further Agreements of the Company. The Company agrees with you that:
(a) The Company will use its reasonable best efforts to cause any Registration Statement as may be required to be filed under Rule 462(b) of the Rules and Regulations subsequent to the date the Registration Statement is declared effective to be filed as promptly as possible; the Company will notify you, promptly after it shall receive notice thereof, of the time when the Registration Statement, any subsequent amendment to the Registration Statement or any abbreviated registration statement has become effective or any Preliminary Prospectus or any supplement to the Prospectus has been filed; if for any reason the filing of the final form of Prospectus is required under Rule 424(b) of the Rules and Regulations, the Company will provide evidence satisfactory to you that the Prospectus contains such information and has been filed with the Commission within the time period prescribed; the Company will notify you promptly of any request by the Commission for the amending or supplementing of the Registration Statement, any Preliminary Prospectus or the Prospectus or for additional information relating to the Offering; promptly upon your request, the Company will prepare and file with the Commission any amendments or supplements to the Registration Statement, any Preliminary Prospectus or Prospectus which, in the opinion of your counsel, is necessary in connection with the Offering; the Company will promptly prepare and file with the Commission, and promptly notify you of the filing of, any amendments or supplements to the Registration Statement, any Preliminary Prospectus or the Prospectus which may be necessary to correct any statements or omissions, if, at any time when any Preliminary Prospectus or a Prospectus relating to the Offering is required to be delivered under the Securities Act and the Exchange Act, any event shall have occurred as a result of which the Prospectus or any other prospectus relating to the Offering as then in effect would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and the Company will file no amendment or supplement to the Registration Statement, any Preliminary Prospectus or the Prospectus which shall not previously have been submitted to you a reasonable time prior to the proposed filing thereof and will give reasonable consideration to your or your counsel’s comments, if any, thereon, subject, however, to compliance with the Securities Act and the Rules and Regulations, the Exchange Act and the Rules and Regulations of the Commission thereunder and the provisions of this Agreement.
(b) The Company will advise you, promptly after it shall receive notice or obtain knowledge, of the issuance of any order by the Commission refusing or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its reasonable best efforts to prevent the issuance of any refusal or stop order or to obtain its withdrawal at the earliest possible moment if such refusal or stop order should be issued.
(c) The Company will use its reasonable best efforts to qualify the Units issuable pursuant to the Offering under the securities laws of such jurisdictions as it may designate and to continue such qualifications in effect for so long as may be required for purposes of the Offering, except that the Company shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction in which it is not otherwise required to be so qualified or to so execute a general consent to service of process. In each jurisdiction in which the Units shall have been qualified as above provided, the Company will make and file such statements and reports in each year as are or may be required by the laws of such jurisdiction.

(d) [reserved]
(e) Without limiting Sections 5, 7 and 13 of this Agreement, if the transactions contemplated hereby are not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed hereunder or to fulfill any condition of your obligations hereunder, the Company will reimburse you for all reasonable out-of-pocket expenses incurred by you in connection with the Offering (including the reasonable fees and disbursements of your counsel) incurred by you in connection with the Offering.
(f) During a period of 90 days after the date of the Prospectus, the Company will not, without the prior written consent of the Placement Agent, (i) directly or indirectly, issue, sell, contract to sell or otherwise dispose of any Units, any options or warrants to purchase any Shares or any securities convertible into, exercisable for or exchangeable for Shares or (ii) enter into any transaction (including a derivative transaction) having an economic effect similar to that of an issuance of any Company securities which are substantially similar to the Units, or which are convertible into or exchangeable for, or represent the right to receive, Units or securities that are substantially similar to the Units. The foregoing sentence shall not apply to (A) the Units sold pursuant to this Agreement, (B) Units sold by either the Company, its officers, directors, or William Blair & Company, (C) the issuance of Units upon the exercise of options or warrants outstanding as of the date hereof, (D) the grant of options to purchase Units granted pursuant to existing equity plans or employee stock purchase plans of the Company as described in the Prospectus, and (E) the issuance of Shares or any securities convertible into, exercisable for or exchangeable for Units in connection with (or the financing of) any acquisition, licensing, collaboration, product acquisition or similar strategic arrangement, provided that the party receiving such shares executes and delivers to you an agreement stating that it is receiving and holding the Shares subject to the provisions of a lock-up agreement, and there shall be no further transfer of Shares except in accordance with such lock-up agreement.
(g) An escrow will be established with a bank acceptable to you to receive and hold all amounts received from subscriptions for Units in the Offering and the escrow agreement will name you as a party, shall provide for the investment of the subscription amounts during the Offering until Closing, shall provide for the release of funds at Closing subject to your consent and approval and shall provide for such other matters as may be appropriate in the circumstances according to the rules and interpretations promulgated by the FINRA applicable to you as placement agent.
10. Conditions of Placement Agent’s Obligations. Your obligations as provided herein shall be subject at all times on and prior to the Closing Date to the accuracy of the representations and warranties of the Company herein, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:
(a) The Registration Statement shall have been filed and no stop order refusing the effectiveness thereof shall have been issued and the Registration Statement shall become effective as promptly as possible but in no event later than the Closing Date and no stop order suspending the effectiveness thereof shall have been issued and, to the knowledge of the Company or you, no proceedings for either purpose shall have been initiated or threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement, any Preliminary Prospectus, the Prospectus, or otherwise) shall have been complied with to the reasonable satisfaction of your counsel.
(b) After execution and delivery of this Agreement and prior to the Closing Date there shall not have occurred from the respective dates as of which information is given in the Prospectus (exclusive of any supplement thereto) (i) any material adverse change in the financial condition, business, prospects, property, operations or results of operations of the Company whether or not arising in the ordinary course of business, or (ii) any material adverse change in the financial markets in the United States or in the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, which, in each case the effect of which is such as to make it, in the judgment of the Placement Agent, impracticable or inadvisable to market the Units or to enforce contracts for the exchange and/or sale of the Units, or (iii) the declaration of a banking moratorium by either Federal or New York authorities.

(c) All corporate proceedings and other legal matters in connection with this Agreement, the Registration Statement, any Preliminary Prospectus the Prospectus, and the registration, authorization, issue, and delivery of the Units issuable in accordance with the Offering, shall have been executed in a manner reasonably satisfactory to your counsel, and such counsel shall have been furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this Section.
(d) You shall have received on the Closing Date an opinion of Brown, Winick, Graves, Gross, Baskerville & Schoenebaum, P.L.C. in form and substance satisfactory to you, with respect to such matters as you may reasonably request, and the Company shall have furnished to such counsel such documents as they may have requested for the purpose of enabling them to pass upon such matters.
(e) You shall have received from the Company’s accountants, a letter dated as of such date, in form and substance satisfactory to you containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Prospectus.
(f) You shall have received by or on the Closing Date, a bring-down comfort letter, dated as of the Closing Date (or one business day prior thereto), from your accountants addressed to you, which shall reaffirm the statements made in the letter referenced in (i) above.
(g) You shall have received a certificate of the Company, dated as of the Closing Date, signed by the Chief Executive Officer and Chief Financial Officer of the Company, certifying that, and you shall be satisfied that:
(i) the representations and warranties of the Company in this Agreement are true and correct in all material respects, as if made on and as of the Closing Date or such other date as of which any representation speaks, as the case may be, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date, as the case may be;
(ii) no stop order refusing or suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act;
(iii) when the Registration Statement became effective and at the Applicable Time, and at all times subsequent thereto up to the date of such certificate, the Registration Statement, the Prospectus, and any amendments or supplements thereto, contained all material information required to be included therein by the Securities Act and the Rules and Regulations thereunder or the Exchange Act and the applicable Rules and Regulations of the Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the Securities Act and the Rules and Regulations thereunder or the Exchange Act and the applicable Rules and Regulations of the Commission thereunder, as the case may be; the Registration Statement, and any amendment or supplement thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the and the Prospectus, and any amendment or supplement thereto, did not and do not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth; and
(iv) subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus and up to the date of such certificate, and except as disclosed therein, there has not been (a) any material adverse change in the financial condition, business, prospects, property, operations or results of operations of the Company and its subsidiaries considered as one enterprise, (b) any transaction that is material to the Company and its subsidiaries considered as one enterprise, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company and its subsidiaries considered as one enterprise, incurred by the Company or its subsidiaries, except obligations incurred in the ordinary course of business, (d) any change in the capital or outstanding indebtedness of the Company that is material to the Company and its subsidiaries considered as one enterprise, (e) any dividend or distribution of any kind declared, paid or made on the capital of the Company, or (f) any loss or damage (whether or not insured) to the property of the Company or any of its subsidiaries which has been sustained or will have been sustained and which has a Material Adverse Effect.
(h) The Company shall have furnished to you such further certificates and documents as you shall reasonably request (including certificates of officers of the Company) as to the accuracy of the representations and warranties of the Company herein, as to the performance by the Company of its obligations hereunder and as to the other conditions concurrent and precedent to your obligations hereunder.
(i) The FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the terms and arrangements in connection with the offering of the Units.
All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are reasonably satisfactory to your counsel. The Company will furnish you with such number of conformed copies of such opinions, certificates, letters and documents as you shall reasonably request.
11. Indemnification and Contribution.
(a) The Company agrees to indemnify and hold you harmless against any losses, claims, damages or liabilities, joint or several, to which you may become subject under the Securities Act, the Exchange Act or otherwise, specifically including, but not limited to, losses, claims, damages or liabilities (or actions in respect thereof) arising out of or based upon (i) any breach of any representation, warranty, agreement or covenant of the Company herein contained; (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any amendments or supplements thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and agrees to reimburse you for any legal or other expenses reasonably incurred by you in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon, and in conformity with, written information relating to you furnished to the Company by you, specifically for use in the Registration Statement, the Prospectus, the or any amendment or supplement thereto or in the preparation thereof.
The indemnity agreement in this Section 11(a) shall extend upon the same terms and conditions to, and shall inure to the benefit of, you and your affiliates and the partners, directors, officers, employees and agents of you and your affiliates, and each person or entity, if any, who controls or is under common control with, you within the meaning of the Securities Act or the Exchange Act. This indemnity agreement shall be in addition to any liabilities, which the Company may otherwise have.
(b) You agree to indemnify and hold harmless the Company against any losses, claims, damages or liabilities, joint or several, to which the Company may become subject under the Securities Act, the Exchange Act or otherwise, specifically including, but not limited to, losses, claims, damages or liabilities (or actions in respect thereof) arising out of or based upon (i) any breach of any representation, warranty, agreement or covenant of yours herein contained, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any amendments or supplements thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any untrue statement or alleged untrue statement of any material fact contained the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of subparagraphs (ii) and (iii) of this Section 11(b) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon, and in conformity with, written information furnished to the Company by you specifically for use in the Registration Statement, the Prospectus, the or any amendment or supplement thereto or in the preparation thereof, and you agree to reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnity agreement in this Section 11(b) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer of the Company who signed the Registration Statement and each director of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act. This indemnity agreement shall be in addition to any liabilities, which you may otherwise have. (c) Promptly after receipt by an indemnified party under this Section 11 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 11, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 11 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or th at there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 11 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (the Company in the case of Section 11(a) and Smith Hayes Financial Services Corporation in the case of Section 11(b)), representing the indemnified parties who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of such action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.
(d) The indemnifying party under this Section 11 shall not be liable for any settlement of any proceeding effected without its written consent, unless the indemnifying party shall have approved the terms of settlement, provided that such consent shall not be unreasonably withheld.
12. Representations, Warranties, Covenants and Agreements to Survive Delivery. All representations, warranties, covenants and agreements of the Company and you herein or in certificates delivered pursuant hereto, and the indemnity agreement contained in Section 11 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of you or any person controlling you within the meaning of the Securities Act or the Exchange Act, or by or on behalf of the Company or any of its officers, directors or controlling persons within the meaning of the Securities Act or the Exchange Act, and shall survive the completion of the Offering or termination of this Agreement.
13. Termination.
(a) This Agreement shall terminate upon the earliest to occur of (i) any of the conditions specified in Section 10 has not been fulfilled as of any date such condition is required to be fulfilled pursuant to Section 10 (and the Placement Agent shall have notified the Company thereof), (ii) the date on which the Company terminates or withdraws the Offering for any reason, or (iii) any modification to the business terms of the Offering in the Company’s sole and absolute discretion that results in the Placement Agent withdrawing pursuant to Section 5 hereof, (the earliest to occur of clauses (i), (ii), (iii) or 0 being referred to as the “Termination Date”).

(b) Notwithstanding termination of this Agreement pursuant to subsection (a) above, the obligations of the parties pursuant to Sections 6, 7, 9(1) and 11 shall survive any termination of this Agreement.
If you elect to terminate this Agreement as provided in this Section 13, you shall promptly notify the Company by telephone, telecopy or telegram, in each case confirmed by letter.
14. Notices. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to you shall be mailed, delivered, or faxed (and confirmed by letter) to each of you at SMITH HAYES Financial Services Corporation , Centre Terrace, 1225 L Street, suite 200, Lincoln, Nebraska 68508 fax number (402) 476-6909, Attention: Al Moore and Cindee Devall and a further copy (which shall not constitute notice) to John C. Miles, Esq., Cline Williams Wright Johnson & Oldfather, LLP, Suite 1900, 233 S. 13th, Lincoln, Nebraska 68508 fax number (402) 474- 5393; and if sent to the Company, such notice shall be mailed, delivered, faxed (and confirmed by letter) to it at Amaizing Energy Holding Company, LLC, 2404 West Highway 30, Denison, Iowa 51442, fax number 712-2633561, Attention: Alan Jentz, with a copy (which shall not constitute notice) to Brown, Winick, Graves, Gross, Baskerville & Schoenebaum, P.L.C., Attention: Bill Hanigan, 666 Grand Avenue, Suite 2000, Des Moines, Iowa 50309, fax number 515-283-0231.
15. Absence of Fiduciary Relationship. The Company acknowledges and agrees that: (a) the Placement Agent has been retained solely to act as a placement agent in connection with the Offering and that no fiduciary, advisory or agency relationship between the Company and the Placement Agent has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Placement Agent has advised or is advising the Company on other matters; (b) the price and other terms of the Units set forth in the indenture related to the Units were established by the Company following discussions and arms-length negotiations with the Placement Agent and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (c) it has been advised that the Placement Agent and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Placement Agent has no obligation to disclose such interest and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; (d) it has been advised that the Placement Agent is acting, in respect of the transactions contemplated by this Agreement, solely for the benefit of the Placement Agent, and not on behalf of the Company; (e) it waives to the fullest extent permitted by law, any claims it may have against the Placement Agent for breach of fiduciary duty or alleged breach of fiduciary duty in respect of any of the transactions contemplated by this Agreement and agrees that the Placement Agent shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim on behalf of or in right of the Company, including shareholders, employees or creditors of the Company.
16. Parties. This Agreement shall inure to the benefit of and be binding upon the Placement Agent and the Company and their respective executors, administrators, successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person or entity, other than the parties hereto and their respective executors, administrators, successors and assigns, and the controlling persons within the meaning of the Securities Act or the Exchange Act, officers and directors referred to in Section 11 hereof, any legal or equitable right, remedy or claim in respect of this Agreement or any provisions herein contained. This Agreement, and all conditions and provisions hereof, is intended and is for the sole and exclusive benefit of the parties hereto and their respective executors, administrators, successors and assigns and said controlling persons and said officers and directors, and for the benefit of no other person or entity.
17. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Iowa.
18. Counterparts. This Agreement may be signed in several counterparts, each of which will constitute an original.
Please indicate your willingness to act as Placement Agent on the terms set forth herein and your acceptance of the foregoing provisions by signing in the space provided below for that purpose and returning to us a copy of this letter, whereupon this letter and your acceptance shall constitute a binding agreement between us.
Very truly yours,

AMAIZING ENERGY HOLDING COMPANY, LLC
By	/s/ Sam J. Cogdill 10/3/07
Name: Sam Cogdill
Title: Chairman of the Board

Accepted as of the date first above written:

SMITH HAYES FINANCIAL SERVICES CORPORATION
By
Name: /s/ Thomas C. Smith
Title: Chairman & CEO

Schedule A
Schedule A Investors include the following: I.
1. Amaizing Energy Cooperative
2. Capitaline Renewable Energy, LP
3. Energy Partners, LLC
4. ICM, Inc.
5. NEK-SEN Energy, LLC
6. Atlantic Energy, LLC
7. Fagen, Inc. or any of its affiliates